                                                                    EXHIBIT 99.1

                              SETTLEMENT AGREEMENT

       MEMORANDUM OF AGREEMENT dated as of the 27th day of January, 2000.

BETWEEN:

     706166 ALBERTA LTD., an Alberta company having its registered office at 2600 Manulife Place, 10180 - 101 Street, Edmonton, Alberta

     (hereinafter referred to as "706166")

                                                               OF THE FIRST PART

AND:

     745797 ALBERTA LTD., an Alberta company having its registered office at 2600 Manulife Place, 10180 - 101 Street, Edmonton, Alberta

     (hereinafter referred to as "745797")

                                                              OF THE SECOND PART

AND:

     LORNE DREVER, businessman, of Edmonton, Alberta

     (hereinafter referred to as "Lorne")

                                                               OF THE THIRD PART


AND:

     DEBBIE MACNUTT, businessperson, of Edmonton, Alberta

     (hereinafter referred to as "Debbie")

                                                              OF THE FOURTH PART

AND:

     DEAN DREVER, businessman, of Edmonton, Alberta

     (hereinafter referred to as "Dean")

                                                               OF THE FIFTH PART

AND:

     SANDRA ROSS, businessperson, of Edmonton, Alberta

     (hereinafter referred to as "Sandra")

                                                               OF THE SIXTH PART

AND:

     ALR TECHNOLOGIES INC., a Nevada company having an office at 15446 Bel-Red Road, Redmond, Washington, 98052-5507

     (hereinafter referred to as "ALRT")

                                                             OF THE SEVENTH PART

AND:

     A LITTLE REMINDER (ALR) INC., a Wyoming company having an office at 15446 Bel-Red Road, Redmond, Washington, 98052-5507

     (hereinafter referred to as "ALR")

                                                              OF THE EIGHTH PART

AND:

     TIMELY DEVICES INC., an Alberta company having an office at 201, 10323 - 178 Street Edmonton, Alberta, T5S 1R5

     (hereinafter referred to as "TDI")

                                                               OF THE NINTH PART

AND:

     SIDNEY CHAN, businessman, of 2050 - 650 West Georgia Street, Vancouver, British Columbia, V6B 4N7

     (hereinafter referred to as "Sidney")

                                                               OF THE TENTH PART

WHEREAS:

A. Lorne is Vice-President and a director of ALRT, is President and a director of ALRT's subsidiary, ALR, and is or has been an employee, independent contractor, President and a director of ALR's subsidiary, TDI;

B. Dean is a former employee of TDI and Debbie is an employee of TDI;



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


C. 706166, 745797, Dean, Sandra and ALRT are parties to an Amended Pooling Agreement (the "Amended Pooling Agreement") and a Lock-Up Agreement (the "Lock-Up Agreement"), both dated February 17, 1999, pursuant to which 706166, 745797, Dean and Sandra agreed, subject to certain conditions, to deliver to ALRT for cancellation 6,000,000 Common shares of ALRT registered in their respective names, which shares are now represented by the share certificates detailed in Schedule "A" to this Agreement (the "Cancellation Shares");

D. 706166, 745797 and ALRT are also parties to an Assignment Agreement dated September 20, 1999 (the "Assignment Agreement"), promissory notes dated September 21, 1999 each in the sum of $500,000 in favour of 706166 and 745797 (the "Notes") and a Pledge Agreement dated September 21, 1999 (the "Pledge Agreement") pursuant to which 706166 and 745797 assigned to ALRT all of their right, title and interest in and to the promissory notes and pledge agreements detailed in Schedule "B" to this Agreement, which promissory notes were secured by the pledge of the 5,000,000 Common shares of ALRT (the "Pledged Shares"), now represented by the share certificates set out in Schedule "C" to this Agreement;

E. Certain differences have arisen between the parties hereto with respect to the management of ALRT and its subsidiaries and with respect to the interpretation of the Assignment Agreement and the Pledge Agreement and the payment for, and transfer and cancellation of, the Cancellation Shares and the Pledged Shares;

F. The parties wish to enter into this Agreement to settle the terms under which Lorne will resign as an officer and director of ALRT and ALR and as an employee or independent contractor, President and director of TDI, and pursuant to which the Cancellation Shares and Pledged Shares will be delivered to ALRT for cancellation.

     NOW THEREFORE in consideration of the mutual promises and covenants and agreements hereinafter contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties, the parties covenant and agree with each other as follows:

1.   CANCELLATION SHARES AND PLEDGED SHARES

1.1 For and in consideration of the payments set out in section 2.1 of this Agreement, and other good and valuable consideration, and subject to the terms of this Agreement, the parties agree as follows:

     (a) 706166, 745797, Lorne, Debbie, Dean and Sandra hereby waive any and all interest they may have in and to the Cancellation Shares and acknowledge and agree that ALRT is entitled to ownership and possession of the Cancellation Shares and that ALRT is entitled to deal with the Cancellation Shares in its sole discretion. 706166, 745797, Dean and Sandra will execute stock powers of attorney in favour of ALRT for the Cancellation Shares, to be delivered on Closing (as defined in section 2.2 of this Agreement); and

     (b) 706166, 745797 and ALRT agree that the Assignment Agreement, the Notes and the Pledge Agreement are hereby terminated and cancelled, and each of 706166,




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



          745797 and ALRT hereby releases, remises and forever discharges the other parties, and, as applicable, their past, present and future directors, officers, promoters, employees, servants, agents, successors and assigns, of and from any and all manner of actions, causes of actions, suits, contracts, claims, demands and damages of any nature and kind whatsoever which 706166, 745797 and ALRT now have or may have against each other relating to, or arising directly or indirectly from, the Assignment Agreement, the Notes, the Pledge Agreement, the Amended Pooling Agreement and the Lock-Up Agreement. 706166 and 745797 hereby waive any and all interest they may have in and to the Pledged Shares and acknowledge and agree that ALRT is entitled to ownership and possession of the Pledged Shares and that ALRT is entitled to deal with the Pledged Shares in its sole discretion.

2.   PAYMENT

2.1 Upon the terms and subject to the conditions hereof, on the Closing (as defined in section 2.2 of this Agreement), ALRT shall pay the following sums:

     (a)  to 706166, $18,213.53, (being $100,000 less a payment of $52,500 already made to 706166 by ALRT on the $500,000 Note granted to 706166 by ALRT and less $29,286.47 in advances previously made by ALRT (or its subsidiaries) to 706166 and Lorne); and

     (b)  to 745797, $100,000.

2.2 The closing of the transactions contemplated by this Agreement (the "Closing") will take place on February 1, 2000 (the "Closing Date"), or such other date as may be agreed upon in writing by the parties.

2.3  The payments set out in section 2.1 shall be allocated as follows:

     (a) in the case of 706166, $99,999 in consideration of Lorne entering into the Non-Disclosure and Non-Competition Agreement attached hereto as Schedule "E" and the balance in consideration of the remaining premises of this Agreement; and

     (b) in the case of 745797, $99,999 in consideration of Debbie entering into the Non-Disclosure and Non-Competition Agreement attached hereto as Schedule "G" and the balance in consideration of the remaining premises of this Agreement.

3.   RESIGNATIONS AND ACKNOWLEDGEMENT

3.1 Effective on Closing, Lorne will resign as Vice-President and a director of ALRT, as President and a director of ALR and as an employee or independent contractor, President and a director of TDI, and Debbie will resign as an employee of TDI, and Lorne and Debbie will deliver the appropriate resignations on Closing.

3.2 The parties hereto acknowledge that effective on the Closing of the transactions contemplated by this agreement, ALRT will come under new management and will undertake further financings and the development and release of new products and product applications. These changes will be effected to further ALRT's business and enhance ALRT's prospects and the parties hereto are entering into this Agreement with full knowledge that such changes may occur.

4.   REPAYMENT OF LOANS

4.1 Lorne and 706166 hereby agree to repay all advances made by ALRT, ALR and TDI to Lorne and/or 706166, which repayment will be made by ALRT setting off such advances against the $100,000 payable to 706166 under section 2.1 of this Agreement. The parties acknowledge that this set off has been calculated in section 2.1(a) of this Agreement.

5.   RELEASE FROM ROYAL BANK

5.1 ALRT agrees to use its best efforts to obtain the release of Lorne from his personal guarantee of the obligations of ALRT, ALR and/or TDI held by the Royal Bank of Canada, Knowledge Based Industries, at 10831 - 82 Avenue, Edmonton, Alberta. In the event such a release is not obtained prior to Closing, ALRT, ALR, TDI and Sidney will indemnify Lorne for any obligations of Lorne to the Royal Bank arising out of the aforesaid guarantee.

6.   INTELLECTUAL PROPERTY

6.1 706166 and Lorne acknowledge and agree that all intellectual property relating to the products and business of ALRT, ALR and TDI, including all trademarks, copyright, patents and know how (meaning, without limiting the generality of the foregoing, all concepts (including business concepts and business models), marketing rights, ideas, discoveries and inventions relating to any design, process, method, practice, technique, manufacture, production and use of ALRT's, ALR's or TDI's products) are and remain the sole property of ALRT, ALR and TDI, and 706166 and Lorne hereby waive any and all interest they may have in or to such intellectual property.

7.   COLLATERAL AGREEMENTS AND DELIVERIES ON CLOSING

7.1 The parties agree to execute and deliver on Closing the following agreements and documents:

     (a)  706166 and 745797 will execute and deliver the following:

          (i) Stock Powers of Attorney for, respectively, the 2,550,000 and 2,325,000 Cancellation Shares set out in Schedule "A"; and

          (ii) a Release of ALRT, ALR and TDI in the form attached hereto as Schedule "D".

     (b)  Lorne will execute and deliver the following:

          (i) a Release of ALRT, ALR and TDI in the form attached hereto as Schedule "D";


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





          (ii) a Non-Disclosure and Non-Competition Agreement in the form attached hereto as Schedule "E";

          (iii) an Indemnification Agreement in favour of TDI in the form attached hereto as Schedule "F";

          (iv) Resignations as Vice-President and a director of ALRT, as President and a director of ALR and as an employee or independent contractor, President and a director of TDI; and

          (v)  the transfer of the vehicle lease and release of TDI detailed in
               Part 8.

     (c)  Debbie agrees to execute and deliver the following:

          (i) a Release of ALRT, ALR and TDI in the form attached hereto as Schedule "D";

          (ii) a Resignation as an employee of TDI; and

          (iii) a Non-Disclosure and Non-Competition Agreement in the form attached hereto as Schedule "G".

     (d)  Dean will execute and deliver the following:

          (i) a Stock Power of Attorney for the 562,500 Cancellation Shares set out in Schedule "A";

          (ii) a Release of ALRT, ALR and TDI in the form attached hereto as Schedule "D"; and

          (iii) an acknowledgement with respect to Dean's employment by TDI in the form attached hereto as Schedule "H".

     (e)  Sandra will execute and deliver the following:

          (i) a Stock Power of Attorney for the 562,500 Cancellation Shares set out in Schedule "A"; and

          (ii) a Release of ALRT, ALR and TDI in the form attached hereto as Schedule "D".

     (f)  ALRT will execute and deliver the following:

          (i) certified cheques, bank drafts or solicitors trust cheques payable to 706166 and 745797, or to their order, for the sums set out in section 2.1 of this Agreement;

          (ii) a Release in the form attached hereto as Schedule "I";

          (iii) an Indemnification Agreement in favour of Lorne in the form attached hereto as Schedule "F"; and

          (iv) in the event the release from the Royal Bank detailed in section
               5.1 of this Agreement is not obtained prior to Closing, an Indemnification of Lorne in the form attached hereto as Schedule "J".

     (g)  TDI and ALR will execute and deliver the following:

          (i)  a Release in the form attached hereto as Schedule "I"; and

          (ii) in the event the release from the Royal Bank detailed in section
               5.1 of this Agreement is not obtained prior to Closing, an Indemnification of Lorne in the form attached hereto as Schedule "J".

     (h)  Sidney will execute and deliver the following:

          (i)  in the event the release from the Royal Bank detailed in section
               5.1 of this Agreement is not obtained prior to Closing, an Indemnification of Lorne in the form attached hereto as Schedule "J".

8.   TRANSFER AND RELEASE FOR LEASED VEHICLE

8.1 TDI currently leases a vehicle for Lorne. Lorne will, on or before Closing, arrange for the transfer of the vehicle lease from TDI to Lorne or 706166, and will arrange to have TDI released from any and all obligations arising out of the vehicle lease.

9.   INDEPENDENT LEGAL ADVICE

9.1 Each of the parties acknowledges that Russell & DuMoulin has represented ALRT and that the other parties have been advised to seek independent legal advice with respect to the execution of this Settlement Agreement and all related documentation and each of the parties confirms that they have entered into this Settlement Agreement of their own free will without coercion or duress having been imposed upon them by any of the other parties. Each party shall bear their own legal costs with respect to this Agreement.

10.  NO ADMISSION OF LIABILITY

10.1 It is understood and agreed that this Settlement Agreement is a compromise agreement of settlement of disputed claims and that the consideration of this Settlement Agreement shall not be deemed to be, or construed to be, an admission of liability by any of the parties to this Settlement Agreement, or any of their respective officers, members and employees.

11.  ENTIRE AGREEMENT

11.1 This Settlement Agreement together with all Schedules hereto constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and


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


supercedes all prior and contemporaneous agreements, understandings and discussions between the parties hereto with respect to the subject matter of this Agreement.

12.  GOVERNING LAW

12.1 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia without reference to its conflict of laws principles. The parties attorn to the exclusive jurisdiction of the courts in British Columbia.

13.  FURTHER ASSURANCES

13.1 Each of the parties shall at all times hereafter execute and deliver at the request of the other parties all such further and other documents, deeds and instruments and shall do and perform all such acts as are or may be necessary or desirable to carry out and give full effect to the intended meaning of this Agreement.

14.  TIME OF THE ESSENCE

14.1 Time shall be of the essence of this Agreement.

15.  ENUREMENT

15.1 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

16.  CURRENCY

16.1 Unless otherwise noted, all dollar figures stated in this Agreement shall be in Canadian dollars.

17.  SEVERABILITY

17.1 If any provision, or portion thereof, of this Agreement shall be found to be void, invalid, illegal or unenforceable in any respect, in any jurisdiction, by a court or other lawful authority of competent jurisdiction, then this Agreement shall within such jurisdiction continue in full force and effect with respect to the remaining provisions without there being impaired or invalidated in any way, any such void, invalid, illegal or non-enforceable provision shall solely for such jurisdiction be deemed stricken; provided that the severability of any provision or portion of this Agreement will not in any way detract from the full effect to the intended meaning of this Agreement.

18.  COUNTERPARTS

18.1 This Settlement Agreement may be executed in any number of original or faxed counterparts, with the same effect as if all the parties had signed the same document, and will become effective when one or more counterparts have been signed by all the parties and delivered to each of the other parties. All counterparts will be construed together and evidence only one agreement which, notwithstanding the dates of execution of any of the counterparts, will be deemed to be dated the day and year first written above, and only one of which need be produced for any purpose.

706166 ALBERTA LTD.                        745797 ALBERTA LTD.

Per: /s/ LORNE DREVER                      Per: /s/ DEBBIE MACNUTT
     _________________________________          ________________________________
     Authorized Signatory                       Authorized Signatory



/s/ LORNE DREVER                               /s/ DEBBIE MACNUTT
_______________________________________        _________________________________
LORNE DREVER                                   DEBBIE MACNUTT


/s/ DEAN DREVER                                /s/ SANDRA ROSS
_______________________________________        _________________________________
DEAN DREVER                                    SANDRA ROSS


ALR TECHNOLOGIES INC.                          A LITTLE REMINDER (ALR) INC.

Per: /s/ KEN ROBULAK                           Per: /s/ GREG RAE
__________________________________             ________________________________
     Authorized Signatory                      Authorized Signatory


TIMELY DEVICES INC.

Per: /s/ GREG RAE                              Per: /s/ SIDNEY CHAN
__________________________________             _________________________________
     Authorized Signatory                      SIDNEY CHAN

                                  SCHEDULE "A"
                               CANCELLATION SHARES


REGISTERED SHAREHOLDER                       SHARE CERTIFICATE NO.                   NO. OF SHARES
----------------------                       ---------------------                   -------------
706166 Alberta Ltd.                                   5294                               2,550,000
745797 Alberta Ltd.                                   5298                               2,325,000
Sandra Ross                                           5301                                 562,500
Dean Drever                                           5304                                 562,500
                                             ----------------------                  -------------
                                                     TOTAL                               6,000,000


                                  SCHEDULE "B"
                     PROMISSORY NOTES AND PLEDGE AGREEMENTS

1. Promissory Note dated December 8, 1998 from Kirium Ltd. in favour of 706166 in the sum of $250,000 ($Cdn).

2. Pledge Agreement dated December 8, 1998 between Kirium Ltd. and 706166.

3. Promissory Note dated December 8, 1998 between Turquoise Diversified Trading Ltd. and 706166 in the sum of $250,000 ($Cdn).

4. Pledge Agreement dated December 8, 1998 between Turquoise Diversified Trading Ltd. and 706166.

5. Promissory Note dated December 8, 1998 from Caprice Enterprises Ltd. in favour of 745797 in the sum of $250,000 ($Cdn).

6. Pledge Agreement dated December 8, 1998 between Caprice Enterprises Ltd. and 745797.

7. Promissory Note dated December 8, 1998 from Cordoba Incorporated in favour of 745797 in the sum of $250,000 ($Cdn).

8. Pledge Agreement dated December 8, 1998 between Cordoba Incorporated and 745797.

                                  SCHEDULE "C"
                                 PLEDGED SHARES

REGISTERED SHAREHOLDER                               SHARE CERTIFICATE NO.                 NO. OF SHARES
----------------------                               ---------------------                 -------------

Turquoise Diversified Trading Ltd.                           5101                              1,250,000
Caprice Enterprises Ltd.                                     5102                              1,250,000
Kirium Ltd.                                                  5103                              1,250,000
Cordoba Incorporated                                         5114                              1,250,000
                                                     ----------------------                -------------
                                                             TOTAL                             5,000,000



                                  SCHEDULE "D"
                      FULL AND FINAL RELEASE OF ALL CLAIMS

Know all men by these presents that for and in consideration of the payment of $1.00 by each of ALR TECHNOLOGIES INC. ("ALRT"), A LITTLE REMINDER (ALR) INC. ("ALR") and TIMELY DEVICES INC. ("TDI") to 706166 ALBERTA LTD. ("706166"), 745797 ALBERTA LTD. ("745797"), LORNE DREVER ("DREVER"), DEBBIE MacNUTT ("DEBBIE"), DEAN DREVER ("DEAN") and SANDRA ROSS ("SANDRA"), and in consideration of the premises of the Settlement Agreement made, inter alia, between the parties hereto dated January 27, 2000 (the "Settlement Agreement"), 706166, 745797, Drever, Debbie, Dean and Sandra, for themselves and, as applicable, their present and future directors, officers, employees, servants, agents, successors, assigns, heirs, executors and administrators, and the respective heirs, executors, administrators and assigns of such directors, officers, employees, servants and agents (collectively, the "Releasors") hereby remise, release and forever discharge ALRT, ALR, TDI and their past, present and future directors, officers, employees, servants, agents, successors and assigns and the respective heirs, executors, administrators and assigns of such directors, officers, employees, servants and agents (collectively, the "Releasees") from any and all manner of actions, causes of action, claims, controversies, suits, proceedings, debts, dues, profits, accounts, contracts, damages, interest, costs, sums of money, expenses, covenants, agreements, promises, obligations, liabilities and compensation of whatsoever nature and kind, whatsoever, wheresoever and howsoever arising, whether known or unknown, suspected or unsuspected, whether at law or in equity, which the Releasors now have or at any time hereafter can, shall or may have in any way resulting or arising from or by reason of any cause, matter, deed, act, activity, omission, statement or thing whatsoever done or omitted to be done by any of the Releasees including, without limiting the generality of the foregoing and as is applicable between respective parties, anything relating to the business or operations of the Releasees, the employment of any of the Releasors by any of the Releases (whether as employees or independent contractors), or arising out of the Lock-Up Agreement dated February 17, 1999 between ALRT and 706166, 745797, DEAN and SANDRA, the Amended Pooling Agreement dated February 17, 1999 between ALR and 706166, 745797, DEAN, SANDRA and others, the Assignment Agreement dated September 20, 1999 between ALRT, 706166 and 745797, the Pledge Agreement dated September 21, 1999 between ALRT, 706166 and 745797 and the Promissory Notes dated September 21, 1999 granted by ALRT in favour of each of 706166 and 745797.

It is expressly understood and agreed that the Releasors hereby represent and declare that they have read this Full and Final Release of All Claims and have received the full benefit of independent legal advice in respect thereof.

It is further expressly understood and agreed that the provisions hereof shall be binding upon the Releasors and their respective heirs, executors, administrators, successors, representatives and assigns.

It is further expressly understood and agreed that the Releasors hereby confirm that this Full and Final Release of All Claims, together with the Settlement Agreement, contains the entire agreement between the parties hereto in regard to the matters which are the subject matter of this Full and Final Release of All Claims and the terms of this Full and Final Release of All Claims are contractual and none of them is a mere recital.

It is further expressly understood and agreed that this Full and Final Release of All Claims is enforceable in all jurisdictions of the world and that it shall be enforceable in all jurisdictions according to the laws of the Province of British Columbia.

This Full and Final Release of All Claims may be executed in any number of original or faxed counterparts, with the same effect as if all the parties had signed the same document, and will become effective when one or more counterparts have been signed by all the parties and delivered to each of the other parties. All counterparts will be construed together and evidence only one agreement which, notwithstanding the dates of execution of any of the counterparts, will be deemed to be dated the day and year first written above, and only one of which need be produced for any purpose.

IN WITNESS WHEREOF the undersigned have hereunto set their hands and seals this 1st day of February, 2000.

706166 ALBERTA LTD.                           745797 ALBERTA LTD.

Per: /s/ LORNE DREVER                         Per: /s/ DEBBIE MACNUTT
    ________________________________               _____________________________
    Authorized Signatory                           Authorized Signatory



/s/ LORNE DREVER                              /s/ DEBBIE MACNUTT
____________________________________          __________________________________
LORNE DREVER                                  DEBBIE MACNUTT


/s/ DEAN DREVER                               /s/ SANDRA ROSS
____________________________________          __________________________________
DEAN DREVER                                   SANDRA ROSS

                                  SCHEDULE "E"
                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

BETWEEN:

     ALR TECHNOLOGIES INC. ("ALRT"), a Nevada company having an office at 15446 Bel-Red Road, Redmond, Washington, 98052-5507, A LITTLE REMINDER (ALR) INC. ("ALR"), a Wyoming company having its registered office at 1720 Carey Avenue, PO Box 1083, Cheyenne, Wyoming, 89509, and TIMELY DEVICES INC. ("TDI"), an Alberta company having an office at 18162 - 102 Avenue, Edmonton, Alberta, T5S 1S7

     (collectively, the "Companies")

AND:

     LORNE DREVER, businessman, of the City of Edmonton, in the Province of Alberta

     ("Drever")

WHEREAS:

A. Drever has been employed or retained as an independent contractor by TDI and has at various times served as an officer and director of the Companies; and

B. Pursuant to the terms of a Settlement Agreement dated January 27, 2000 made, inter alia, between the parties hereto (the "Settlement Agreement"), Drever has agreed to resign as an officer and director of ALRT and ALR and as an officer, director and employee or independent contractor of TDI and to execute and deliver this Agreement.

     NOW THEREFORE in consideration of the sum of $99,999 now paid by ALRT, ALR and TDI to Drever pursuant to this Agreement and the terms of the Settlement Agreement, and in consideration of the premises of the Settlement Agreement, the parties to this Agreement agree as follows:

1. Drever agrees that, as a consequence of serving as an officer and director of the Companies and as an employee or independent contractor with TDI, Drever was provided with access to confidential and proprietary information and knowledge relating to the business of the Companies and the affairs of the Companies' clients and prospective clients, such as customer lists, confidential customer information such as type of purchases, volume of business, lists of suppliers and price lists.

2. Drever shall not, subsequent to his resignation from the Companies, disclose to any person, firm, corporation or other entity any confidential or proprietary information concerning the Companies, the business of the Companies or any of their customers, or any of the Companies' or their customers' dealings, which have or may come to Drever's knowledge, and Drever will not, for any reason whatsoever, at any time or for any purpose use any confidential or proprietary information concerning the Companies, the business of the Companies or any of their customers, or any of the Companies' dealings or their customers' dealings, which Drever may have acquired either for the benefit of Drever or to the detriment or intended or probable detriment of the Companies or any of their customers.

3. Any confidential or proprietary information or documents supplied by the Companies to Drever or which came to Drever's knowledge as a result of his serving as an officer or director of the Companies or as an employee or independent contractor of TDI shall remain the property of the Companies. Drever agrees to at once return all confidential or proprietary information to the Companies and will not thereafter disclose any such information to third parties.

4. Drever agrees that Companies are entitled to reasonable protection against unfair use by Drever of the information referred to in paragraphs 1, 2 and 3, and against unfair competition by Drever utilizing any such information. Without limiting the generality of the foregoing, Drever agrees that he shall not, for a period of 2 years commencing on the date of this Agreement, directly or indirectly, as a shareholder, employer, employee, partner, proprietor, director, officer, principal, agent, advisor, consultant or through the medium of any firm, corporation or other entity or in any other capacity whatsoever:

     (a) carry on or be engaged in, concerned or interested in any way in the medication compliance device business including, without limiting the generality of the foregoing, the manufacture, distribution or sale of medication compliance devices, within North America;

     (b) solicit or attempt to solicit any customer, supplier or employee of the Companies;

     (c) do any act the probable result of which would be detrimental to the Companies or would cause the relations between the Companies and their customers, suppliers, Employees or others, or any one of them to be impaired;

provided, however, that the foregoing provisions of this paragraph 4 shall not in any way restrict the right of Drever to accept employment, or to engage in any business other than the type conducted by the Companies.

5. Drever acknowledges and agrees that the covenants, restrictions and agreements contained herein are reasonable. Drever also acknowledges and agrees that in the event of a breach or threatened breach of any of the provisions of this Agreement, the Companies may be subject to irreparable harm for which damages would be an inadequate remedy. As a result, Drever agrees that the Companies, in addition to any other legal remedies available to them, shall be entitled to immediate injunctive relief to prevent such breach or threatened breach.

6. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity of any remaining portion, and it is hereby declared the intention of the parties that they would have executed the remaining portion of this Agreement without including therein any part hereof which may for any reason be hereafter declared invalid or unenforceable and such part may be severed and replaced by the widest term that would not be held to be invalid or unenforceable.

7. This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

8. This Agreement may be executed in any number of original or faxed counterparts, with the same effect as if all the parties had signed the same document, and will become effective when one or more counterparts have been signed by all the parties and delivered to each of the other parties. All counterparts will be construed together and evidence only one agreement which, notwithstanding the dates of execution of any of the counterparts, will be deemed to be dated the day and year first written above, and only one of which need be produced for any purpose.

     Dated this 1st day of February, 2000.


ALR TECHNOLOGIES INC.                        A LITTLE REMINDER (ALR) INC.

Per: /s/ KEN ROBULAK                         Per: /s/ GREG RAE
     __________________________________           ______________________________
     Authorized Signatory                         Authorized Signatory


TIMELY DEVICES INC.

Per: /s/ GREG RAE
     __________________________________
     Authorized Signatory


SIGNED, SEALED & DELIVERED by
LORNE DREVER in the presence of:        )      /s/ LORNE DREVER
                                        )      _________________________________
                                        )      LORNE DREVER
Witness   /s/ K.D. SILVERBERG           )
                                        )
Name      K.D. SILVERBERG               )
                                        )
Address   EDMONTON                      )
                                        )
                                        )
                                        )

                                  SCHEDULE "F"

                              INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 1st day of February, 2000.

BETWEEN:

       ALR TECHNOLOGIES INC., a valid and subsisting company under the laws of its jurisdiction of incorporation ("ALRT")

                                                               OF THE FIRST PART

                                    - and -

       A LITTLE REMINDER (ALR) INC., a valid and subsisting company under the laws of its jurisdiction of incorporation ("ALR")

                                                              OF THE SECOND PART

                                    - and -

       TIMELY DEVICES INC., a valid and subsisting company duly incorporated under the laws of the province of Alberta ("TDI")

                                                               OF THE THIRD PART

                                    - and -

       LORNE DREVER, a businessman of the City of Edmonton, in the province of Alberta (the "Executive")

                                                              OF THE FOURTH PART

       WHEREAS

A. The Executive has acted as an officer, director, employee and/or consultant of each of ALRT, ALR and TDI (hereinafter collectively referred to as the "Companies");

B. The Executive has tendered his resignation to the Companies as an officer, director, employee and consultant; and

C. The Companies and the Executive consider it desirable and in the best interests all parties hereto to enter into this agreement to settle the circumstances and manner in which the Executive may be indemnified in respect of certain liabilities which the

Executive may incur as a result of his acting as an officer, director, employee or consultant of the Companies, or any of them, and the manner in which TDI may be indemnified in respect of certain liabilities which TDI may incur as a result of any fraudulent misrepresentations or other representations made by the Executive outside of his scope of employment.

     IN WITNESS WHEREOF that in consideration of the premises of the Settlement Agreement made inter alia between the parties hereto dated February 1, 2000 and the sum of ONE DOLLAR ($1.00) now paid by the Executive to the Companies (the receipt and sufficiency of which is acknowledged by the Companies) and in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

1.        GENERAL INDEMNITY OF EXECUTIVE BY ALRT AND ALR

     1.1 Except in respect of an action by or on behalf of ALRT or ALR to procure a judgment in their favour, ALRT and ALR do hereby jointly and severally agree, to the full extent permitted by law, to indemnify and hold harmless the Executive, his heirs and legal representatives, from and against any and all costs, charges, expenses, fees, damages or liabilities (including legal or other professional fees), without limitation, and whether incurred alone or jointly with others, which the Executive may suffer, sustain, incur or be required to pay arising out of or incurred in respect of any action, suit, proceeding, investigation or claim which may be brought, commenced, made, prosecuted or threatened against the Executive or any of the other directors or officers of ALRT and ALR or which the Executive may be required to participate in or provide evidence in respect of (any of the same hereinafter being referred to as a "Claim") howsoever arising and whether arising in law, equity or under statute, regulation or governmental ordinance of any jurisdiction, for or in respect of any act, deed, matter or thing done, made, permitted or omitted by the Executive arising out of, or in connection with or incidental to the affairs of ALRT and ALR or the exercise by the Executive of his powers or the performance of his duties as a director, officer, employee or consultant to ALRT and ALR including, without limitation, any and all costs, charges, expenses, fees, damages or liability which the Executive may suffer, sustain or incur or be required to pay in connection with investigating, initiating, defending, appealing, preparing for, providing evidence in, instructing and receiving the advice of his own or other counsel, or any amount paid to settle any claim or satisfy any judgment, fine or penalty; PROVIDED THAT the indemnity provided for herein will not be available to the extent that it is finally determined by a court of competent jurisdiction that in so acting the Executive was:

          (a) not acting honestly and in good faith with a view to the best interests of ALRT and ALR;

          (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Executive did not have reasonable grounds for believing that his conduct was lawful; or

          (c) acting outside of his scope of authority as a director, officer, employee or consultant of ALRT and/or ALR.

     1.2 With the approval of a competent court having jurisdiction, if necessary, ALRT and ALR shall jointly and severally indemnify the Executive, his heirs and legal representatives, in respect of an action by or on behalf of ALRT and ALR or either of them to procure a judgment in its favour, to which the Executive is made a party by reason of being or having been a director, officer, employee or consultant to ALRT and ALR or either of them, from and against all losses, judgments, costs, charges and expenses, including any amount paid to settle the action or satisfy any judgment, actually or reasonably incurred by him in connection with or as a result of the said action provided that the Executive was:

          (a) acting honestly and in good faith with a view to the best interests of ALRT and ALR;

          (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Executive had reasonable grounds for believing that his conduct was lawful; or

          (c) acting outside of his scope of authority as a director, officer, employee or consultant of ALRT and/or ALR.

2.   SPECIFIC INDEMNITY FOR STATUTORY OBLIGATIONS RELATED TO EXECUTIVE

     Without limiting the generality of the provisions of Section 1 hereof, ALRT and ALR jointly and severally agree, to the full extent permitted by law, to indemnify and save the Executive harmless from and against any and all costs, charges, expenses, fees and liabilities arising by operation of statute and incurred by or imposed upon the Executive in relation to the affairs of ALRT and ALR in the Executive's capacity as director, officer, employee or consultant thereof, including but not limited to, all statutory obligations to creditors, employees, suppliers, contractors, subcontractors, and any government or any agency or division of any government, whether federal, provincial, state, regional or municipal.

3.   TAXATION INDEMNITY FOR EXECUTIVE

     Without limiting the generality of the provisions of Section 1 hereof, ALRT and ALR jointly and severally agree that the payment of any indemnity to or reimbursement of the Executive hereunder shall include any amount the Executive may be required to pay on account of applicable income or goods or services taxes arising out of the payment of such indemnity or reimbursement, provided however that any amount required to be paid with respect to such taxes shall be payable by ALRT and ALR only upon such Executive remitting or being required to remit any amount payable on account of such taxes.


4.   GENERAL INDEMNITY OF TDI

     The Executive agrees to the full extent allowed by law to indemnify and hold harmless TDI, its successors and assigns from and against any and all costs, charges, expenses, fees, damages or liabilities (including legal and other professional fees) without limitation, and whether incurred alone or jointly with others, which TDI may suffer, sustain, incur or be required to pay arising out of or incurred in respect of any action, suit, proceeding, investigation or claim which may be brought, commenced, made, prosecuted or threatened against TDI, or which TDI may be required to participate in or provide evidence in respect of, howsoever arising, and whether arising in law, equity or under statute, regulation or government, governmental ordinance of any jurisdiction for or in respect of any act, deed, matter or thing done, made, permitted or omitted by TDI arising out of or in connection with or incidental to any fraudulent misrepresentations made by the Executive or any representations made by the Executive which were outside of his scope of employment with TDI, including without limitation, any and all costs, charges, expenses, fees, damages or liability which TDI may suffer, sustain or incur or be required to pay in connection with investigating, initiating, defending, appealing or preparing for, providing evidence in, instructing and receiving the advice of its own and other counsel or any amount paid to settle any claim or satisfy any judgment, fine or penalty.


5.   PARTIAL INDEMNIFICATION

     If the Executive or TDI, as the case may be, is determined to be entitled under any provisions of this Agreement to indemnification for some or a portion of the costs, charges, expenses, fees, damages or liabilities incurred in respect of any Claim but not for the total amount thereof, the ALRT and ALR or the Executive, as the case may be, shall nevertheless indemnify the Executive or TDI, as the case may be, for the portion thereof to which the Executive or TDI is determined by a court of competent jurisdiction to be entitled.

6.   NO PRESUMPTION AS TO ABSENCE OF GOOD FAITH

     The determination of any Claim by judgment, order, settlement or conviction, or upon a plea of "nolo contendere" or its equivalent, shall not, of itself, create any presumption for the purposes of this Agreement that the Executive did not act honestly and in good faith with a view to the best interests of ALRT and ALR or, in the case of a criminal or administrative action or proceeding, that he did not have reasonable grounds for believing that his conduct was lawful (unless the judgment or order of the Court specifically finds otherwise) or that the Executive had committed wilful neglect or gross default.

7.   DETERMINATION OF RIGHT TO INDEMNIFICATION

     If the payment of an indemnity hereunder requires the approval of a court, under the provisions of any statue or otherwise, either the Companies or the Executive may apply to a court of competent jurisdiction for an order approving such indemnity by ALRT and ALR of the Executive, or the Executive of TDI, as the case may be, pursuant to this Agreement.

8.   OTHER RIGHTS AND REMEDIES UNAFFECTED

     The indemnification and payment provided in this Agreement shall not derogate from or exclude any rights to which the Executive or TDI may be entitled under any provision of the applicable business corporations statute or otherwise at law, the Articles or by-laws of the Companies, this Agreement, any applicable policy of insurance, guarantee or third-party indemnity, any vote of shareholders of the Companies, or otherwise, both as to matters arising out of his capacity as a director, officer, employee or consultant to the Companies, or as to matters arising out of any other capacity in which the Executive may act for or on behalf of the Companies.

9.   NOTICES OF THE PROCEEDINGS

     The Executive shall give reasonable notice, in writing, to the Companies upon his being served with any statement of claim, writ, notice of motion, indictment, subpoena, investigation order or other document commencing or continuing any Claim involving the Companies or the Executive, and the Companies agree to notify the Executive, in writing, forthwith upon any of them being served with any statement of claim, writ, notice of motion, indictment, subpoena, investigation order or other document commencing or continuing any Claim involving the Executive.

10.  EFFECTIVE TIMING

     This Agreement shall be deemed to have effect as and from the first date that the Executive became a director, officer, employee or consultant of the Companies.

11.  EXTENSIONS, MODIFICATIONS

     This Agreement is absolute and unconditional and the obligations of ALRT and ALR or the Executive, as the case may be, shall not be affected, discharged, impaired, mitigated or released by the extension of time, indulgence or modification:

     11.1 which the Executive may extend or make with any person regarding any Claim against the Executive in connection with his duty as director, officer, employee or consultant to ALRT and ALR of any liability incurred by him as a director, officer, employee or consultant to ALRT and ALR;

     11.2 which TDI may extend or make with any person regarding any claim against TDI in connection with any fraudulent misrepresentations made by the Executive, or misrepresentations made outside of the scope of his employment with TDI.

12.  INSOLVENCY

     The liability of the Companies under this Agreement shall not be affected, discharged, impaired, mitigated or released by reason of the discharge or release of the Executive in any bankruptcy, insolvency, receivership or other similar proceeding of creditors.

13.  MULTIPLE PROCEEDINGS

     No action or proceeding brought or instituted under this Agreement and no recovery pursuant thereto shall be a bar or defence to any further action or proceeding which may be brought under this Agreement.

14.  MODIFICATION

     No modification of this Agreement shall be valid unless the same is in writing and signed by the Companies and the Executive.

15.  TERMINATION

     The Companies obligations may be terminated or released only by a written instrument executed by the Executive.

16.  NOTICES

     Any notice to be given by one party to the other shall be sufficient if delivered by hand, deposited in any Post Office in Canada, registered, postage prepaid, or sent by means of electronic transmission (in which case any message so transmitted shall be immediately confirmed in writing and mailed as provided above), addressed, as the case may be:

     (a)  To the Companies:

          c/o Russell & DuMoulin
          Barristers & Solicitors
          2100 - 1075 West Georgia Street
          Vancouver, B.C. V6E 3G2

          Attention: John M. Lauinger

     (b)  To the Executive:

          4503 - 154 Street
          Edmonton, Alberta T6H 5K6

          with a copy to:

          Bryan & Company
          Barristers & Solicitors
          2600 Manulife Place
          10180 - 101 Street
          Edmonton, Alberta T5J 3Y2

          Attention: Kimberley D. Silverberg

or at such other address of which notice is given by the parties pursuant to the provisions of this section. Such notice shall be deemed to have been received when delivered, if delivered, and if mailed, on the fifth business day (exclusive of Saturdays, Sundays and statutory holidays) after the date of mailing. Any notice sent by means of electronic transmission shall be deemed to have been given and received on the day it is transmitted, provided that if such day is not a business day then the notice shall be deemed to have been given and received on the next business day following. In case of an interruption of the postal service, all notices or other communications shall be delivered or sent by means of electronic transmission as provided above, except that it shall not be necessary to confirm in writing and mail any notice electronically transmitted.

17.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and all disputes arising under this Agreement shall be referred to and the parties hereto irrevocably attom to the jurisdiction of the courts of British Columbia.

18.  FURTHER ASSURANCES

     The Companies and the Executive agree that they shall do all such further acts, deeds or things and execute and deliver all such further documents a may be necessary or advisable for the purpose of assuring and conferring on the Executive the rights hereby created or intended, and of giving effect to and carrying out the intention or facilitating the performance of the terms of this Agreement.

19.  INVALID TERMS SEVERABLE

     If any term, clause or provision of this agreement shall be held to be invalid or contrary to law, the validity of any other term, clause or provision shall not be affected and such invalid term, clause or provision shall be considered severable.

20.  BINDING EFFECT

     All of the agreements, conditions and terms of this agreement shall extend to and be binding upon the Companies and their respective successors and assigns and shall enure to the benefit of and may be enforced by the Executive and his heirs, executors, administrators and other legal representatives, successors and assigns.

21.  POWER AND AUTHORITY OF THE COMPANIES

     The Companies each represent and warrant to the Executive that this Agreement when executed and delivered by the Companies will constitute a legal, valid and binding obligation of each of the Companies and this Agreement and the obligations hereunder are enforceable against each of the Companies in accordance with the terms hereof and that the execution and delivery of this Agreement and the performance thereof by each of the Companies has been duly and properly authorized by all necessary corporate action.

22.  LEGAL FEES

     In the event that any action is instituted by the Executive under this Agreement to enforce or interpret any terms hereof, the Executive shall be entitled to be paid all court costs and expenses, including reasonable legal fees on a solicitor and own client full indemnity basis, incurred by the Executive with respect to such action, unless as part of such action, the court of competent jurisdiction determines that the assertions made by the Executive as a basis for such action are not made in good faith or were frivolous.

     IN WITNESS WHEREOF each of the Companies and the Executive have hereunto set their hands and seals effective as of the day and year first above written.


                                            ALR TECHNOLOGIES INC.


                                            Per: /s/ KEN ROBULAK
                                                 _______________________________



                                            A LITTLE REMINDER (ALR) INC.


                                            Per: /s/ GREG RAE
                                                 _______________________________



                                            TIMELY DEVICES INC.


                                            Per: /s/ GREG RAE
                                                 _______________________________


/s/ K.D. SILVERBERG                         /s/ LORNE DREVER
_____________________________________       ___________________________________
Witness                                     LORNE DREVER

                                  SCHEDULE "G"
                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

BETWEEN:

          ALR TECHNOLOGIES INC. ("ALRT"), a Nevada company having an office at 15446 Bel-Red Road, Redmond, Washington, 98052-5507, A LITTLE REMINDER
          (ALR) INC. ("ALR"), a Wyoming company having its registered office at 1720 Carey Avenue, PO Box 1083, Cheyenne, Wyoming, 89509, and TIMELY DEVICES INC. ("TDI"), an Alberta company having an office at 18162 - 102 Avenue, Edmonton, Alberta, T5S 1S7

          (collectively, the "Companies")

AND:

          DEBBIE MACNUTT, Businessperson, of the City of Edmonton, in the Province of Alberta

          ("Debbie")

WHEREAS:

A. Debbie has been employed by TDI and has been a key employee of TDI; and

B. Pursuant to the terms of a Settlement Agreement dated January 27, 2000 made, inter alia, between the parties hereto (the "Settlement Agreement"), Debbie has agreed to resign as an employee of TDI and to execute and deliver this Agreement.

     NOW THEREFORE in consideration of the sum of $99,999 now paid by ALRT, ALR and TDI to Debbie pursuant to this Agreement and the terms of the Settlement Agreement, and in consideration of the premises of the Settlement Agreement, the parties to this Agreement agree as follows:

1. Debbie agrees that, as a consequence of serving as a key employee of TDI, Debbie was provided with access to confidential and proprietary information and knowledge relating to the business of the Companies and the affairs of the Companies' clients and prospective clients, such as customer lists, confidential customer information such as type of purchases, volume of business, lists of suppliers and price lists.

2. Debbie shall not, subsequent to her resignation from the Companies, disclose to any person, firm, corporation or other entity any confidential or proprietary information concerning the Companies, the business of the Companies or any of their customers, or any of the Companies' or their customers' dealings, which have or may come to Debbie's knowledge, and Debbie will not, for any reason whatsoever, at any time or for any purpose use any confidential or proprietary information concerning the Companies, the business of the

Companies or any of their customers, or any of the Companies' dealings or their customers' dealings, which Debbie may have acquired either for the benefit of Debbie or to the detriment or intended or probable detriment of the Companies or any of their customers.

3. Any confidential or proprietary information or documents supplied by the Companies to Debbie or which came to Debbie's knowledge as a result of her employment by TDI shall remain the property of the Companies. Debbie agrees to at once return all confidential or proprietary information to the Companies and will not thereafter disclose any such information to third parties.

4. Debbie agrees that Companies are entitled to reasonable protection against unfair use by Debbie of the information referred to in paragraphs 1, 2 and 3, and against unfair competition by Debbie utilizing any such information. Without limiting the generality of the foregoing, Debbie agrees that she shall not, for a period of 2 years commencing on the date of this Agreement, directly or indirectly, as a shareholder, employer, employee, partner, proprietor, director, officer, principal, agent, advisor, consultant or through the medium of any firm, corporation or other entity or in any other capacity whatsoever:

     (a) carry on or be engaged in, concerned or interested in any way in the medication compliance device business including, without limiting the generality of the foregoing, the manufacture, distribution or sale of medication compliance devices, within North America;

     (b) solicit or attempt to solicit any customer, supplier or employee of the Companies;

     (c) do any act the probable result of which would be detrimental to the Companies or would cause the relations between the Companies and their customers, suppliers, Employees or others, or any one of them to be impaired;

provided, however, that the foregoing provisions of this paragraph 4 shall not in any way restrict the right of Debbie to accept employment, or to engage in any business other than the type conducted by the Companies.

5. Debbie acknowledges and agrees that the covenants, restrictions and agreements contained herein are reasonable. Debbie also acknowledges and agrees that in the event of a breach or threatened breach of any of the provisions of this Agreement, the Companies may be subject to irreparable harm for which damages would be an inadequate remedy. As a result, Debbie agrees that the Companies, in addition to any other legal remedies available to them, shall be entitled to immediate injunctive relief to prevent such breach or threatened breach.

6. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity of any remaining portion, and it is hereby declared the intention of the parties that they would have executed the remaining portion of this Agreement without including therein any part hereof which may for any reason be hereafter declared invalid or unenforceable and such part may be severed and replaced by the widest term that would not be held to be invalid or unenforceable.

7. This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

8. This Agreement may be executed in any number of original or faxed counterparts, with the same effect as if all the parties had signed the same document, and will become effective when one or more counterparts have been signed by all the parties and delivered to each of the other parties. All counterparts will be construed together and evidence only one agreement which, notwithstanding the dates of execution of any of the counterparts, will be deemed to be dated the day and year first written above, and only one of which need be produced for any purpose.

     Dated this 1st day of February, 2000.

ALR TECHNOLOGIES INC.                        A LITTLE REMINDER (ALR) INC.

Per: /s/ KEN ROBULAK                         Per: /s/ GREG RAE
     ____________________________________         ______________________________
     Authorized Signatory                         Authorized Signatory


TIMELY DEVICES INC.

Per: /s/ GREG RAE
     _____________________________________
     Authorized Signatory


SIGNED, SEALED & DELIVERED by             )     /s/ DEBBIE MACNUTT
DEBBIE MACNUTT in the presence of:        )     ________________________________
                                          )     DEBBIE MACNUTT
Witness  /s/ DARCY G. READMAN             )
                                          )
Name     DARCY G. READMAN                 )
                                          )
Address  EDMONTON                         )
                                          )
                                          )
                                          )

                                  SCHEDULE "H"

I, DEAN DREVER, of the City of Edmonton, in the Province of Alberta, hereby confirm and acknowledge that I was employed as a contract employee of Timely Devices Inc. ("TDI"), and that I was laid off by TDI effective January 15, 2000. I further confirm and acknowledge that all sums due and owing to me by TDI for wages, salary or otherwise have been duly paid and that I am not owed any monies by TDI for any reason whatsoever.

SIGNED, SEALED & DELIVERED by           )     /s/ DEAN DREVER
DEAN DREVER in the presence of:         )     __________________________________
                                        )     DEAN DREVER
Witness   /s/ K.D. SILVERBERG           )
                                        )
Name      K.D. SILVERBERG               )
                                        )
Address   EDMONTON                      )
                                        )
                                        )
                                        )

                                  SCHEDULE "I"
                      FULL AND FINAL RELEASE OF ALL CLAIMS

Know all men by these presents that for and in consideration of the payment of $1.00 by each of 706166 ALBERTA LTD. ("706166"), 745797 ALBERTA LTD. ("745797"),
LORNE DREVER ("DREVER"), DEBBIE MACNUTT ("DEBBIE"), DEAN DREVER ("DEAN") and SANDRA ROSS ("SANDRA") to ALR TECHNOLOGIES INC. ("ALRT"), A LITTLE REMINDER
(ALR) INC. ("ALR") and TIMELY DEVICES INC. ("TDI"), and in consideration of the premises of the Settlement Agreement made, inter alia, between the parties hereto dated January 27, 2000 (the "Settlement Agreement"), ALRT, ALR and TDI, for themselves and, as applicable, their present and future directors, officers, employees, servants, agents, successors, assigns, heirs, executors and administrators, and the respective heirs, executors, administrators and assigns of such directors, officers, employees, servants and agents (collectively, the "Releasors") hereby remise, release and forever discharge 706166, 745797, Drever, Debbie, Dean and Sandra, and, as applicable, their heirs, executors, administrators, assigns and their past, present and future directors, officers, employees, servants, agents, successors and assigns and the respective heirs, executors, administrators and assigns of such directors, officers, employees, servants and agents (collectively, the "Releasees") from any and all manner of actions, causes of action, claims, controversies, suits, proceedings, debts, dues, profits, accounts, contracts, damages, interest, costs, sums of money, expenses, covenants, agreements, promises, obligations, liabilities and compensation of whatsoever nature and kind, whatsoever, wheresoever and howsoever arising, whether known or unknown, suspected or unsuspected, whether at law or in equity, which the Releasors now have or at any time hereafter can, shall or may have in any way resulting or arising from or by reason of any cause, matter, deed, act, activity, omission, statement or thing whatsoever done or omitted to be done by any of the Releasees including, without limiting the generality of the foregoing and as is applicable between respective parties, anything relating to the business or operations of the Releasors, the employment of any of the Releasees by any of the Releasors (whether as employees or independent contractors), or arising out of the Lock-Up Agreement dated February 17, 1999 between ALRT and 706166, 745797, DEAN and SANDRA, the Amended Pooling Agreement dated February 17, 1999 between ALR and 706166, 745797, DEAN, SANDRA and others, the Assignment Agreement dated September 20, 1999 between ALRT, 706166 and 745797, the Pledge Agreement dated September 21, 1999 between ALRT, 706166 and 745797 and the Promissory Notes dated September 21, 1999 granted by ALRT in favour of each of 706166 and 745797; PROVIDED THAT the Releasors are not releasing Drever from any claims they may have against Drever in respect of any act, deed, matter or thing done, made or permitted or omitted to be done by Drever arising out of or in connection with or incidental to the affairs of the Releasors or the exercise by Drever of his powers or the performance of his duties as a director, officer, employee or consultant of any of the Releasors where in so acting Drever was not acting honestly and in good faith with a view to the best interest of the Releasors or where Drever was acting outside the scope of his authority as an officer, director, employee or consultant of the Releasors.

It is expressly understood and agreed that the Releasors hereby represent and declare that they have read this Full and Final Release of All Claims and have received the full benefit of independent legal advice in respect thereof.

It is further expressly understood and agreed that the provisions hereof shall be binding upon the Releasors and their respective heirs, executors, administrators, successors, representatives and assigns.

It is further expressly understood and agreed that the Releasors hereby confirm that this Full and Final Release of All Claims, together with the Settlement Agreement, contains the entire agreement between the parties hereto in regard to the matters which are the subject matter of this Full and Final Release of All Claims and the terms of this Full and Final Release of All Claims are contractual and none of them is a mere recital.

It is further expressly understood and agreed that this Full and Final Release of All Claims is enforceable in all jurisdictions of the world and that it shall be enforceable in all jurisdictions according to the laws of the Province of British Columbia.

This Full and Final Release of All Claims may be executed in any number of original or faxed counterparts, with the same effect as if all the parties had signed the same document, and will become effective when one or more counterparts have been signed by all the parties and delivered to each of the other parties. All counterparts will be construed together and evidence only one agreement which, notwithstanding the dates of execution of any of the counterparts, will be deemed to be dated the day and year first written above, and only one of which need be produced for any purpose.

IN WITNESS WHEREOF the undersigned have hereunto set their hands and seals this 1st day of February, 2000.

ALR TECHNOLOGIES INC.                            A LITTLE REMINDER (ALR) INC.

Per: /s/ KEN ROBULAK                             Per: /s/ GREG RAE
     ______________________________________           __________________________
     Authorized Signatory                             Authorized Signatory


TIMELY DEVICES INC.

Per: /s/ GREG RAE
     ______________________________________
     Authorized Signatory

                                  SCHEDULE "J"
                            INDEMNIFICATION AGREEMENT

THIS AGREEMENT made as of the 1st day of February, 2000.

BETWEEN:

          SIDNEY CHAN, businessman, of 2050 - 650 West Georgia Street, Vancouver, British Columbia, V6B 4N7

          ("Sidney")

                                                               OF THE FIRST PART
AND:

          ALR TECHNOLOGIES INC., a Nevada company having an office at 15446 Bel-Red Road, Redmond, Washington, 98052-5507

          ("ALRT")

                                                              OF THE SECOND PART

AND:

     A LITTLE REMINDER (ALR) INC., a Wyoming company having an office at 15446 Bel-Red Road, Redmond, Washington, 98052-5507

     ("ALR")

                                                               OF THE THIRD PART

AND:

     TIMELY DEVICES INC., an Alberta company having an office at 201, 10323 - 178 Street Edmonton, Alberta, T5S 1R5

     ("TDI")

                                                              OF THE FOURTH PART

AND:

     LORNE DREVER, Businessman, of Edmonton, Alberta

     ("Drever")

                                                               OF THE FIFTH PART

WHEREAS:

A. Drever has guaranteed the obligations of TDI to the Royal Bank of Canada, Knowledge Based Industries (the "Royal Bank") at 10831 - 82 Avenue, Edmonton, Alberta, a copy of which guarantee is attached as Schedule "A" to this Indemnification (the "Guarantee"); and

B. Sidney, ALRT, ALR and TDI (collectively, the "Indemnitors") have jointly and severally agreed to indemnify Drever for any obligations of Drever to the Royal Bank arising out of the Guarantee.

IN WITNESS WHEREOF that in consideration of the premises of the Settlement Agreement made, inter alia, between the parties hereto dated January 27, 2000 and the sum of $1.00 now paid BY Drever to each of Sidney, ALRT, ALR and TDI, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The Indemnitors shall jointly and severally indemnify and save the Indemnitee harmless from any and all obligations of the Indemnitee to the Royal Bank arising out of the Guarantee.

2. This Agreement shall be construed in accordance with and be governed by the laws of the Province of British Columbia and each of the parties hereto attorns to the jurisdiction of the courts of the Province of British Columbia.

3. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representatives, successors and assigns.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the day and year first written above.

ALR TECHNOLOGIES INC.                            A LITTLE REMINDER (ALR) INC.

Per: /s/ KEN ROBULAK                             Per: /s/ GREG RAE
     ______________________________________           __________________________
     Authorized Signatory                             Authorized Signatory



TIMELY DEVICES INC.

Per: /s/ GREG RAE                                     /s/ SIDNEY CHAN
______________________________________                __________________________
     Authorized Signatory                             SIDNEY CHAN


/s/ LORNE DREVER
___________________________________________
LORNE DREVER





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